LIBERTY ALL-STAR GROWTH AND INCOME FUND

                Supplement to Statement of Additional Information
                              Dated March 17, 2000


The Fund's Statement of Additional Information is amended as follows:

The sixth paragraph under the section "INVESTMENT  MANAGEMENT AND OTHER SERVICES
- General" is changed in its entirety as follows:

      OpCap Advisors. OpCap Advisors, 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and a majority-owned subsidiary of Oppenheimer Capital, which in turn is an indirect wholly-owned subsidiary of Allianz A.G. OpCap Advisors' principal executive officer is Kenneth M. Poovey. As of March 31, 2000, OpCap Advisors managed over $45 billion in assets.


707-35/947B-0600                                                  June 27, 2000